Supplement Dated January 11, 2007

To

Timothy Plan Prospectus

Dated May 1, 2006

The following amendment is being made to the Prospectus of the Timothy Plan, dated May 1, 2006. All portions of the Prospectus not specifically amended by this Supplement or previously filed supplements shall remain in full force and effect.

The Section of the Prospectus entitled “Investing in the Funds”. “Determining Share Prices”, beginning on page 25 of the Prospectus, is amended as follows:

INVESTING IN THE FUNDS

DETERMINING SHARE PRICES

Shares of each Class of each Fund are offered at the public offering price for each Class. The public offering price is each class’s next calculated net asset value (“NAV”), plus the applicable sales charge, if any. NAV per share of each Class is calculated by adding the value of Fund investments, cash and other assets, subtracting liabilities of the Class, and then dividing the result by the number of shares of the Class outstanding. Each Fund generally determines the total value of each Class of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by each Fund’s investment manager, in conformity with guidelines adopted by and subject to the review and supervision of the Board of Trustees. Except for the Timothy Plan Money Market Fund, each Fund’s per share NAV of each Class and public offering price is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business, at the close of regular trading hours on the NYSE, currently 4:00 p.m. Eastern time. The Timothy Plan Money Market Fund’s per share NAV is calculated at 11:30 a.m. Eastern time on all days on which the NYSE is open for business. If your order is received by the Trust or its designated agent before 11:30 a.m. Eastern time and the Trust receives payment in federal funds by the close of the Federal Reserve wire system, you will begin earning dividends that day. In the event that the NYSE closes early, the NAV for each Fund will be determined as of the time of closing.

The Timothy Plan Money Market Fund will use the amortized cost method to compute its NAV. This means that securities purchased by the Fund are not marked to market. Instead, any premium paid or discount realized will be amortized or accrued over the life of the security and credited/debited daily against the total assets of the Fund. This also means that, under most circumstances, the Money Market Fund will not sell securities prior to maturity date except to satisfy redemption requests.